SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   November 1, 2002
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                                  STATE BANCORP, INC.
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                   (Exact name of registrant as specified in its charter)

                 New York                     0-14874            11-2846511
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      (State or other jurisdiction of      (Commission        (I.R.S. Employer
       incorporation or organization        File Number)     Identification No.)


      699 Hillside Avenue, New Hyde Park, NY                      11040-2512
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      (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number including area code         (516) 437-1000
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               (Former name or former address, if changed since last report)



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ITEM 5  -- OTHER EVENTS

On October 29, 2002, the Registrant raised $10 million from its participation in a pooled trust preferred securities offering. The trust preferred securities were issued by a newly established subsidiary, State Bancorp Capital Trust I.

The securities qualify as Tier I capital for regulatory purposes and will bear an interest rate tied to three-month LIBOR. The securities are redeemable in whole or in part after five years or earlier under certain circumstances. The proceeds of this offering will be used for general corporate purposes, including the Registrant's ongoing stock repurchase program.


ITEM 7  -- FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        99.1 Press release issued by the Company on November 1, 2002 announcing the trust preferred securities offering




                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             STATE BANCORP, INC.


DATE:   NOVEMBER 1, 2002


                             BY:   s/Brian K. Finneran
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                             Brian K. Finneran, Secretary/Treasurer